UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2023

Tristar Acquisition I Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

+1 (781) 640-4446

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	TRIS.U	New York Stock Exchange

Class A Ordinary Share, par value $0.0001 per share	TRIS	New York Stock Exchange

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	TRIS.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 13, 2023, Tristar Acquisition I Corp. (the “Company”) issued unsecured promissory notes (the “Notes”) in an aggregate amount of $2,125,000 to the Company’s officers and their affiliates, for the Company’s working capital (including potential extension funding) needs. The Notes do not bear interest and mature upon the earlier of the closing of an initial business combination by the Company and the Company’s liquidation.

The foregoing description of the Notes are qualified in its entirety by reference to the full text of the form of the Notes, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Change in Officers

On September 13, 2023, effective immediately, Chunyi (Charlie) Hao submitted his resignation as Chief Executive Officer. There were no disagreements between the Company and Chunyi (Charlie) Hao on any matter related to the Company’s operations, policies or practices.

On September 13, 2023, the directors of the Company appointed (a) Chunyi (Charlie) Hao, as the President of the Company and as Chairman of the board of directors of the Company, (b) Xiaoma (Sherman) Lu as Chief Executive Officer of the Company, and (c) Ri (Richard) Yuan as Chief Investment Officer of the Company.

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Mr. Xiaoma (Sherman) Lu, 57, will serve as our Chief Executive Officer as of this announcement. Mr. Lu is a founding partner and has been a managing director of East Stone Capital Limited, a private equity firm focusing on emerging industries, since October 2017.  From January 2017 to November 2017, Mr. Lu served as the Executive Vice president of Kangde Investment Group, a Chinese company engaging in new energy and financial services and capital investment. Prior to that, Mr. Lu served as the Chief Executive Officer of Wanda Investment Company and Vice President of Wanda Financial Group, the investment and financial arms of Wanda Group, a Chinese multinational conglomerate in the real estate, hospitality, retailing, entertainment and heath care, responsible for business expansion, capital investment, and cross board merger and acquisition in commercial real estate and entertainment business from May 2015 to December 2016. Mr. Lu served as the Executive Vice President of Shenzhen Stock Exchange, one of the two primary stock exchanges in China, overseeing public company governance, product development and international businesses from November 2012 to May 2015. Prior to Shenzhen Stock Exchange, Mr. Lu was a full-time non-executive board director, representing Central Huijin Investment Co, at China Construction Bank from August 2010 to November 2012. Mr. Lu has also served in various positions and in different functions at State Street Corporation (NYSE: STT) from May 2000 to August 2010, a financial services and bank holding company headquartered in Boston with operations worldwide. Currently, Mr. Lu serves as independent non-executive director on the board of NWTN Inc. (Nasdaq: NWTN), which completed a business combination with East Stone Acquisition Corporation in November 2022 and for which Mr. Lu served as Chief Executive Officer and a director prior to the business combination. He also serves as an independent director on the boards of Forgame Holdings Limited (HK.0484), a China-based gaming, trading and development company, Sailing Henan Investment, a private investment company, and Bank of China International (China) Co, Limited (601696.SH), an affiliate of Bank of China, which offers investment banking and securities brokerage services in China. From June 2017 to August 2022, Mr. Lu served as an independent director on the board of Yango Group Co., Ltd. (000671.SZ), a China-based company principally engaged in real estate development. Mr. Lu received his Bachelor’s and Master’s degree in thermal engineering from Tsinghua University in Beijing, China and an MBA degree from Boston College.

Ri (Richard) Yuan, 48, is an accomplished executive with a proven track record in the technology industry. He served as General Manager of Zhejiang Zelihe Investment Management Co., Ltd., an investment management company, responsible for the company’s daily management and project review for external investments. Mr. Yuan has extensive leadership experience, including his roles as Director at Jinhua Julong Pipe Industry Co., Ltd, a construction material manufacturing company, from 2009 to 2013 and as Deputy General Manager at Zhejiang Weike Venture Investment Co., Ltd., an investment company, from 2009 to 2012. He holds a Bachelor’s degree in international trade from Zhejiang University and a Master’s degree in Finance from Zhejiang University.

In connection with such appointments, Mr. Lu and Mr. Yuan will enter into a joinder (the “Joinder Agreement”) to that certain letter agreement, as amended, and that certain registration rights agreement, both dated October 13, 2021, by and among the Company, the Company’s initial shareholders, Tristar Holdings I, LLC, and certain officers and directors. In addition, Mr. Lu and Mr. Yuan will enter into indemnification agreements (“Indemnification Agreements”) with the Company, each of which will be substantially similar to the indemnification agreements entered into by the other officers and directors in connection with the Company’s initial public offering. Other than as described above, there are no arrangements or understandings pursuant to which each of Mr. Lu and Mr. Yuan were selected as an officer.

The foregoing descriptions are qualified in its entirety by reference to the Joinder Agreement, a form of which is attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on July 24, 2023, and the Indemnification Agreements, a form of which is attached as Exhibit 10.4 to the Company’s Amendment No. 5 to Registration Statement on Form S-1/A, as filed with the Securities and Exchange Commission on September 29, 2021, each of which is incorporated herein by reference. Other than as described above, neither Mr. Lu or Mr. Yuan have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Form of Promissory Note
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

Dated: September 14, 2023	By:	/s/ Chunyi (Charlie) Hao
	Name:	Chunyi (Charlie) Hao
	Title:	Chief Executive Officer

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